NUMBER		SHARES
BKTI		
COMMON STOCK		COMMON STOCK

BK
TECHNOLOGIES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP 05587G 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES, $.60 PAR VALUE, OF THE COMMON STOCK OF

BK TECHNOLOGIES CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly appointed attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Nevada and to the Articles of Incorporation and Bylaws of the Corporation, all as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

BK TECHNOLOGIES CORPORATION
CORPORATE
SEAL
NEVADA

W. P. Kelly
EXECUTIVE VICE PRESIDENT AND SECRETARY

PRESIDENT

BK TECHNOLOGIES CORPORATION

THE AUTHORIZED CAPITAL STOCK OF THE COMPANY CONSISTS OF COMMON AND PREFERRED STOCK. THE SHARES OF EACH CLASS NOW AUTHORIZED TO BE ISSUED HAVE THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE COMPANY, AS FROM TIME TO TIME AMENDED. THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST ADDRESSED AND MAILED TO THE COMPANY AND WITHOUT CHARGE, A COPY OF THE FULL TEXT OF SUCH PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT	..................Custodian...................... (Cust) (Minor)
TEN ENT	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	as joint tenants with right of survivorship and not as tenants in common		Act.. (State)

Additional abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ....

....

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

....

....

....Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ...

....

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.